SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2003

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Item 9.	Regulation FD Disclosure

On July 22, 2003, Sigma-Aldrich Corporation issued a press release announcing the Company’s earnings for the quarter ended June 30, 2003. A copy of this press release is furnished with this report as an exhibit to this Form 8-K and incorporated by reference herein. This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC release No. 33-8216. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press Release issued July 22, 2003—Sigma-Aldrich Q2 diluted EPS up 15%. 2003 EPS forecast raised to $2.65–$2.70 to reflect expected sales and currency gains.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2003

SIGMA-ALDRICH CORPORATION

By:	/s/ KAREN MILLER
Karen Miller, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 22, 2003—Sigma-Aldrich Q2 diluted EPS up 15%. 2003 EPS forecast raised to $2.65–$2.70 to reflect expected sales and currency gains.

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